UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 15, 2003
(Date of Earliest Event Reported: April 15, 2003)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Item 7. Financial Statements, ProForma Financial Information and Exhibits

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Slide Presentation for Investor Meetings, dated April 15, 2003.

Item 9. Regulation FD Disclosure

     On April 15, 2003, we presented slides on the progress of our operational and financial plan at investor meetings. A copy of our slide presentation is attached as Exhibit 99.1 and is incorporated herein by reference. The attached Exhibit is not filed, but is furnished to comply with Item 9 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By: /s/ Jeffrey I. Beason
Jeffrey I. Beason Senior Vice President and Controller (Principal Accounting Officer)

Dated: April 15, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation for Investor Meetings, dated April 15, 2003.